 UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934
(Amendment No.   )

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Filed by a Party other than the Registrant [  ]

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[X] Definitive Proxy Statement

[  ]  Definitive Additional Materials

[  ]  Soliciting Material under Rule 14a-12

China Armco Metals, Inc.
____________________________________________

(Name of Registrant as Specified In Its Charter)

N/A
____________________________________________
(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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April 30, 2010

Dear Stockholder:

You are cordially invited to attend the 2010 annual meeting of our stockholders on July 19, 2010, at 2:00 P.M., Pacific Daylight Time, at the Crowne Plaza Hotel, 1221 Chess Drive, Foster City, California 94404. Matters on which action will be taken at the meeting are explained in detail in the attached Notice and Proxy Statement.

We are pleased to be furnishing our proxy materials through a “notice and access” model. Instead of mailing printed copies  of our proxy materials to each stockholder, on or about April 30, 2010  we mailed a Notice of Internet Availability which contained instructions on how to access your proxy materials through the Internet, how each stockholder can receive a paper copy of the proxy materials, including our Proxy Statement, our Annual Report for the year ended December 31, 2009 on Form 10-K and a form of proxy card, and how to access your proxy card to vote by mail, through the Internet or by fax. We believe this process will expedite your receipt of proxy materials, lower the cost of the annual meeting, and help to conserve natural resources.

We sincerely hope that you will be able to attend the meeting in person, and we look forward to seeing you. Whether or not you expect to be present, please promptly vote as your vote is important. Instructions regarding the various methods of voting are contained on the proxy card, including voting by mail, through the Internet and by fax.  If you attend the annual meeting, you may revoke your proxy and vote your own shares.

Sincerely, China Armco Metals, Inc. /s/ Kexuan Yao Kexuan Yao Chairman of the Board, Chief Executive Officer and President

NOTICE OF ANNUAL MEETING OF STOCKHOLDERS
TO BE HELD ON JULY 19, 2010

To the stockholders of China Armco Metals, Inc.

You are cordially invited to attend the annual meeting of stockholders of China Armco Metals, Inc. to be held at the Crowne Plaza Hotel, 1221 Chess Drive, Foster City, California 94404 on July 19, 2010 at 2:00 P.M. Pacific Daylight Time. At the annual meeting you will be asked to vote on the following matters:

Proposal 1	To elect a board of directors consisting of five members;
Proposal 2	To ratify the appointment of Li & Company, PC as our independent registered public accounting firm; and
	To consider and act upon any other business as may properly come before the annual meeting or any adjournments thereof.

The board of directors recommends that you vote FOR Proposals 1 and 2. These items of business are more fully described in the proxy statement that is attached to this Notice. The board of directors has fixed the close of business on April 19, 2010 as the Record Date for determining the stockholders that are entitled to notice of and to vote at the annual meeting and any adjournments thereof.

It is important that your shares are represented and voted at the meeting. If you received the proxy materials by mail, you can vote your shares by completing, signing, dating, and returning your completed proxy card, by mail, over the Internet or by fax. If you received the proxy materials over the Internet, a proxy card was not sent to you, and you may vote your shares over the Internet. To vote by fax or Internet, follow the instructions included in the proxy statement. You can revoke a proxy at any time prior to its exercise at the meeting by following the instructions in the proxy statement.

You may attend the annual meeting and vote in person even if you have previously voted by proxy in one of the three ways listed above. Your proxy is revocable in accordance with the procedures set forth in the proxy statement.

IMPORTANT NOTICE REGARDING THE AVAILABILITY OF PROXY MATERIALS FOR THE 2009 ANNUAL MEETING OF STOCKHOLDERS TO BE HELD ON JULY 19, 2010.

The Notice of Annual Meeting, Proxy Statement, the proxy card and Annual Report for the year ended December 31, 2009 on Form 10-K are available at www.iproxydirect.com/CNAM.

By Order of the Board of Directors

/s/ Kexuan Yao
San Mateo, California April 30, 2010	Kexuan Yao, Chairman of the Board

Stockholders Should Read the Entire Proxy Statement Carefully Prior to Returning Their Proxies
____________________

PROXY STATEMENT
____________________

FOR

ANNUAL MEETING OF STOCKHOLDERS

GENERAL

The enclosed proxy is solicited on behalf of the board of directors of China Armco Metals, Inc. for use at our annual meeting of stockholders to be held on July 19, 2010, 2010 at 2:00 P.M., Pacific Daylight Time, and at any adjournments thereof.  The annual meeting will be held at the Crowne Plaza Hotel, 1221 Chess Drive, Foster City, California 94404.  Voting materials, including this proxy statement, the proxy card and our 2009 Annual Report on Form 10-K for the year ended December, 31, 2009, are being made available to all or our stockholders on or about April 30, 2010.

QUESTIONS AND ANSWERS

Following are some commonly asked questions raised by our stockholders and answers to each of those questions.

What may I vote on at the annual meeting?

At the annual meeting, stockholders will consider and vote upon the following matters:

•	to elect a board of directors consisting of five members;
•	to ratify the appointment of Li & Company, PC as our independent registered public accounting firm;
•	such other matters as may properly come before the annual meeting or any adjournments thereof

How does the board of directors recommend that I vote on the proposals?

The board of directors recommends a vote “FOR” each of the nominees to the board of directors and “FOR” the proposal ratifying the appointment of Li & Company, PC.

Why did I receive a one-page notice in the mail regarding the Internet availability of proxy materials instead of a full set of proxy materials?

In accordance with rules adopted by the U.S. Securities and Exchange Commission (SEC), rather than mailing a printed copy of our proxy materials to each stockholder of record, we will send each of our stockholders a Notice of Internet Availability of Proxy Materials "Notice", which indicates how our stockholders may:

•	access their proxy materials over the Internet;
•	make a one-time request to receive a printed set of proxy materials by mail; or
•	make a permanent election to receive all of their proxy materials in printed form by mail or electronically by e-mail.

The Notice will also include your control number and instructions for voting your proxy over the Internet.  If you no longer have your Notice and need to obtain your control number, you may contact us at 1-866-752-8683.

How can I get electronic access to the proxy materials?

The Notice provides you with instructions regarding how to:

•	view our proxy materials for the annual meeting over the Internet; and
•	instruct us to send our future proxy materials to you electronically by e-mail instead of sending you printed copies by mail.

Choosing to receive your future proxy materials by email will save us the cost of printing and mailing documents to you and will reduce the impact of our annual meetings of stockholders on the environment.  If you choose to receive future proxy materials by email, you will receive an email next year with instructions containing a link to those materials and a link to the proxy voting site.  Your election to receive proxy materials by email will remain in effect until you terminate it. Our Annual Report for the year ended on December 31, 2009 on Form 10-K accompanies these proxy materials but is not considered part of the proxy soliciting materials.

How do I vote?

You can vote either in person at the annual meeting or by proxy, by mail, by fax or over the Internet whether or not you attend the annual meeting.  To obtain directions to attend the annual meeting, please call (650)212-7620.  If your shares are registered directly in your name with our transfer agent, Action Stock Transfer Corp., you are considered the stockholder of record with respect to those shares and we are sending a Notice directly to you.  As the stockholder of record, you have the right to vote in person at the annual meeting.  If you choose to do so, you can bring the proxy card that is part of this proxy statement or vote at the annual meeting using the ballot provided at the meeting.  Even if you plan to attend the annual meeting in person, we recommend that you vote your shares in advance as described below so that your vote will be counted if you later decide not to attend the annual meeting in person.

Most of our stockholders hold their shares in street name through a stockbroker, bank or other nominee rather than directly in their own name.  In that case, you are considered the beneficial owner of shares held in street name, and the Notice is being forwarded to you.  As the beneficial owner, you are also invited to attend the annual meeting. Because a beneficial owner is not the stockholder of record, you may not vote these shares in person at the annual meeting unless you obtain a “legal proxy” from the stockbroker, trustee or nominee that holds your shares, giving you the right to vote the shares at the meeting.  You will need to contact your stockbroker, trustee or nominee to obtain a legal proxy, and you will need to bring it to the annual meeting in order to vote in person.

You can vote by proxy in three ways:

•	by mail – If you received your proxy materials by mail, you can vote by mail by using the enclosed proxy card;
•	by Internet – You can vote by Internet by following the instructions on the Notice to access the proxy materials or on your proxy card if you received your materials by mail; and
•	By fax – 202-521-3464.

If you vote by proxy, your shares will be voted at the annual meeting in the manner you indicate.

The Internet and fax voting system for stockholders of record will close at 11:59 p.m., Eastern Standard Time, on July 18, 2010.  Please refer to the proxy card for details on all methods of voting.

What happens if additional matters are presented at the annual meeting?

Other than the election of directors, the ratification of the appointment of our auditor and the approval of an amendment and restatement of our Bylaws, we are not aware of any other business to be acted upon at the annual meeting.  If you grant a proxy, the person named as proxy holder, Xing (Wayne) Wu, our corporate secretary, will have the discretion to vote your shares on any additional matters properly presented for a vote at the annual meeting.

What happens if I do not give specific voting instructions?

If you hold shares in your name, and you sign and return a proxy card without giving specific voting instructions, your shares will be voted as recommended by our board of directors on all matters and as the proxy holder may determine in his discretion with respect to any other matters properly presented for a vote before the annual meeting.  If you hold your shares through a stockbroker, bank or other nominee and you do not provide instructions on how to vote, your stockbroker or other nominee may exercise their discretionary voting power with respect to the ratification of the appointment of Li & Company, PC as our independent registered public accounting firm which is considered a routine matter. If the organization that holds your shares does not receive instructions from you on how to vote your shares on a non-routine matter, including the election of directors, the organization that holds your shares will inform us that it does not have the authority to vote on these matters with respect to your shares. This is generally referred to as a “broker non-vote.” When the vote is tabulated for any particular matter, broker non-votes will be counted for purposes of determining whether a quorum is present, but will not otherwise be counted. We encourage you to provide voting instructions to the organization that holds your shares by carefully following the instructions provided in the notice.

What is the quorum requirement for the annual meeting?

On April 19, 2010, the Record Date for determining which stockholders are entitled to vote, there were 12,609,280 shares of our common stock outstanding which is our only class of voting securities. Each share of common stock entitles the holder to one vote on matters submitted to a vote of our stockholders. A majority of our outstanding common shares as of the Record Date must be present at the annual meeting (in person or represented by proxy) in order to hold the meeting and conduct business. This is called a quorum.  Your shares will be counted for purposes of determining if there is a quorum, even if you wish to abstain from voting on some or all matters introduced at the annual meeting, if you are present and vote in person at the meeting or have properly submitted a proxy card or voted by fax or by using the Internet.

How can I change my vote after I return my proxy card?

You may revoke your proxy and change your vote at any time before the final vote at the annual meeting. You may do this by signing a new proxy card with a later date, by voting on a later date by using the Internet (only your latest Internet proxy submitted prior to the annual meeting will be counted), or by attending the annual meeting and voting in person.  However, your attendance at the annual meeting will not automatically revoke your proxy unless you vote at the annual meeting or specifically request in writing that your prior proxy be revoked.

Is my vote confidential?

Proxy instructions, ballots and voting tabulations that identify individual stockholders are handled in a manner that protects your voting privacy.  Your vote will not be disclosed either within our company or to third parties, except:

•	as necessary to meet applicable legal requirements;
•	to allow for the tabulation of votes and certification of the vote; and
•	to facilitate a successful proxy solicitation.

Any written comments that a stockholder might include on the proxy card will be forwarded to our management.

Where can I find the voting results of the annual meeting?

The preliminary voting results will be announced at the annual meeting.  The final voting results will be tallied by our transfer agent and Inspector of Elections and reported in a Current Report on Form 8-K which we will file with the SEC within four business days of the date of the annual meeting.  .

How can I obtain a separate set of voting materials?

To reduce the expense of delivering duplicate voting materials to our stockholders who may have more than one China Armco Metals’ stock account, we are delivering only one Notice to certain stockholders who share an address, unless otherwise requested.  If you share an address with another stockholder and have received only one Notice, you may write or call us to request to receive a separate Notice.  Similarly, if you share an address with another stockholder and have received multiple copies of the Notice, you may write or call us at the address and phone number below to request delivery of a single copy of this Notice.  For future annual meetings, you may request separate Notices, or request that we send only one Notice to you if you are receiving multiple copies, by writing or calling us at:

China Armco Metals, Inc.
Attention: Xing (Wayne) Wu, Corporate Secretary
One Waters Park Drive
Suite 98
San Mateo, California 94403
Tel: 650.212.7620
Fax: 650.212.7630

Who pays for the cost of this proxy solicitation?

We will pay the costs of the solicitation of proxies.  We may also reimburse brokerage firms and other persons representing beneficial owners of shares for expenses incurred in forwarding the voting materials to their customers who are beneficial owners and obtaining their voting instructions.  In addition to soliciting proxies by mail, our board members, officers, and employees may solicit proxies on our behalf, without additional compensation, personally or by telephone.

How can I obtain a copy of China Armco Metals’ 2009 Annual Report on Form 10-K?

You may obtain a copy of our Annual Report on Form 10-K for the year ended December 31, 2009 by sending a written request to the address listed above under “How can I obtain a separate set of voting materials”.  We will furnish the Form 10-K without exhibits at no charge.  If you prefer a copy of the Form 10-K including exhibits, you will be charged a fee (which will be limited to our reasonable expenses in furnishing such exhibits).  Our 2009 Annual Report on Form 10-K is available in PDF format from the Investor Relations page of our website at www.armcometals.com and our Form 10-K with exhibits is available on the website of the SEC at www.sec.gov.

What is the voting requirement to approve the proposals?

In the election of directors, the five persons receiving the highest number of (or plurality) “FOR” votes at the annual meeting will be elected. There will be no cumulative voting in the election of directors.  The proposal to ratify the appointment of Li & Company, PC as our independent registered public accounting firm will be approved if the votes cast “FOR” the proposal exceeds those cast against the proposal.  Abstentions and broker non-votes will be treated as shares that are present, or represented and entitled to vote for purposes of determining the presence of a quorum at the annual meeting.  Broker non-votes will not be counted as a vote cast on any matter presented at the annual meeting.  Abstentions will not be counted in determining the number of votes cast in connection with any matter presented at the annual meeting.

How can I communicate with the non-employee directors on China Armco Metals’ board of directors?

The board of directors encourages stockholders who are interested in communicating directly with the non-employee directors as a group to do so by writing to the non-employee directors in care of our corporate secretary.  Stockholders can send communications by mail to:

Xing (Wayne) Wu, Corporate Secretary
 China Armco Metals, Inc.
One Waters Park Drive
Suite 98
San Mateo, California 94403

Correspondence received that is addressed to the non-employee directors will be reviewed by our corporate secretary or his designee, who will regularly forward to the non-employee directors a summary of all such correspondence and copies of all correspondence that, in the opinion of our corporate secretary, deals with the functions of the board of directors or committees thereof or that our corporate secretary otherwise determines requires their attention.  Directors may at any time review a log of all correspondence received by us that is addressed to the non-employee members of the board of directors and request copies of any such correspondence.

WHO CAN HELP ANSWER YOUR QUESTIONS?

You may seek answers to your questions by writing, calling or emailing China Armco Metals at:

Xing (Wayne) Wu, Corporate Secretary
China Armco Metals, Inc.
One Waters Park Drive
Suite 98
San Mateo, California 94403
Tel: 650.212.7620
Fax: 650.212.7630
Info@ArmcoMetals.com

CORPORATE GOVERNANCE

Board of Directors

The board of directors oversees our business affairs and monitors the performance of management.  In accordance with our corporate governance principles, the board of directors does not involve itself in day-to-day operations.  The directors keep themselves informed through discussions with the Chief Executive Officer, other key executives and by reading the reports and other materials that we send them and by participating in board of directors and committee meetings.  Our directors hold office until their successors have been elected and duly qualified unless the director resigns or by reason of death or other cause is unable to serve in the capacity of director.  Biographical information about our directors is provided in “Election of Directors – Proposal No. 1” on page 14.

Director Independence

We are required to have a majority of independent directors within the meaning of applicable NYSE Amex Company Guide rules.  The board of directors has determined three of the five directors and nominees who would serve after July 19, 2010 are independent which excludes Kexuan Yao, our Chief Executive Officer, and Weigang Zhao, vice general manager of our subsidiary, Armet (Lianyungang) Renewable Resources Co, Ltd. (Arment Lianyungang).

Board Leadership Structure

Our Board does not have a policy on whether the role of Chairman and Chief Executive Officer (CEO) should be separate or combined, but believes that the most effective leadership structure for us at this time is to have these roles combined.  Given our size, we believe having a single leader for both our company and the Board of Directors eliminates duplication of effort and efficiency while providing clear leadership for our company.  We do not have a lead independent director; however, three of five our current directors are independent and each of our standing committees (Audit, Nominating and Corporate Governance and Compensation) is comprised solely of independent directors.  We believe this structure provides adequate oversight of our operations by our independent directors in conjunction with our Chairman/CEO.

Board of Directors Meetings and Attendance

During the fiscal year 2009, the board of directors did not hold any meetings. The board of directors did, however, approve certain actions by unanimous written consent on three occasions. It is our policy that directors should make every effort to attend the annual meeting of stockholders.  We did not have an annual meeting of stockholders in 2009.

Code of Business Conduct and Ethics

We adopted a Code of Business Conduct and Ethics that applies to all of our directors, officers and employees, including our principal executive officer, principal financial and accounting officer.  A copy of the Code of Business Conduct and Ethics is available on the Investor Relations page of our website at www.armcometals.com.  We will post on our website any amendment to our Code of Business Conduct and Ethics or waivers of our Code of Business Conduct and Ethics for directors and executive officers.

Complaints Regarding Accounting Matters

The audit committee has established procedures for:

•	the receipt, retention and treatment of complaints regarding accounting, internal accounting controls, or auditing matters; and
•	the confidential, anonymous submission by our employees of concerns regarding questionable accounting or auditing matters.

Communications with Directors

The board of directors has approved procedures for stockholders to send communications to individual directors or the non-employee directors as a group. Written correspondence should be addressed to the director or directors in care of Xing (Wayne) Wu, Corporate Secretary of China Armco Metals, Inc., One Waters Park Drive, Suite 98, San Mateo, California  94403. Correspondence received that is addressed to the non-employee directors will be reviewed by our corporate secretary or his designee, who will regularly forward to the non-employee directors a summary of all such correspondence and copies of all correspondence that, in the opinion of our corporate secretary, deals with the functions of the board of directors or committees thereof or that the corporate secretary otherwise determines requires their attention.  Directors may at any time review a log of all correspondence received by China Armco Metals that is addressed to the non-employee members of the board of directors and request copies of any such correspondence. You may also contact individual directors by calling our principal executive offices at (650) 212-7620.

Legal Proceedings

There are no legal proceedings to which any director, director nominee, officer or affiliate of our company, any owner of record or beneficially of more than 5% of common stock, or any associate of any such director, officer, affiliate of our company or security holder that is a party adverse to our company or any of our subsidiaries or has a material interest adverse to us.

Compliance With Section 16(a) of the Exchange Act

Based solely upon a review of Forms 3 and 4 and amendments thereto furnished to us under Rule 16a-3(d) of the Securities Exchange Act of 1934 during the fiscal year ended December 31, 2009 and Forms 5 and amendments thereto furnished to us with respect to the fiscal year ended December 31, 2009, as well as any written representation from a reporting person that no Form 5 is required, we are not aware that any officer, director or 10% or greater stockholder failed to file on a timely basis, as disclosed in the aforementioned Forms, reports required by Section 16(a) of the Securities Exchange Act of 1934 during the fiscal year ended December 31, 2009 except as follows: Kexuan Yao failed to timely file a Form 4 reporting one transaction; Fengtao Wen failed to timely file a Form 4 reporting two transactions; Weigang Zhao failed to timely file a Form 4 reporting two  transaction; William Thomson failed to timely file a Form 4 reporting one transaction;  and China Direct Industries, Inc., at the time a 10% or greater stockholder, failed to timely file a Form 3 and failed to timely file five Form 4s, each reporting one transaction.

BOARD COMMITTEES

The board of directors has standing audit, compensation and nominating and governance committees.  Each of the audit committee, the compensation committee and the nominating and governance committee has a written charter.  The charters are available on our website at www.armcometals.com.  Information concerning the current membership and function of each committee is as follows:

Board of Directors Committee Membership
Director	Audit Committee Member	Compensation Committee Member	Nominating and Governance Committee Member
Kexuan Yao
Weigang Zhao
Tao (“Tom”) Pang(2)	X	X	X
Heping Ma(2)	X	X	X
William Thomson(2)	X(1)	X	X

(1)	Denotes Chairman.
(2)	Appointed to the Board of Directors and Committees on October 26, 2009.

Audit Committee. The audit committee is responsible to the board of directors for the areas of audit and compliance, and oversees our financial reporting process, including monitoring the integrity of the financial statements and the independence and performance of the registered public accounting firm and supervises our compliance with legal and regulatory requirements. The current members of the audit committee are Tao (“Tom”) Pang, Heping Ma and William Thomson. The board of directors has determined that Mr. Thomson, Chairman of the audit committee, is an “audit committee financial expert” as defined under SEC rules. The board of directors has affirmatively determined that none of the members of the audit committee have a material relationship with us that would interfere with the exercise of independent judgment and each of the members of the audit committee are “independent” as defined in the applicable NYSE Amex rules. The audit committee was established on October 26, 2009 and did not hold any meetings during the 2009 fiscal year. The responsibilities of the audit committee, as approved by the board of directors, are set forth in the audit committee charter, a copy of which is included as Exhibit 99.1 of our Form 8-K filed with the SEC on October 28, 2009.

Compensation Committee. The compensation committee is responsible for establishing and reviewing our compensation and employee benefit policies.  The members of the compensation committee are Messrs. Pang, Ma and Thomson each of whom are “independent” directors within the meaning of the applicable NYSE Amex rules.

The compensation committee reviews and recommends to the board of directors for approval the compensation for our Chief Executive Officer and all of our other executive officers, including salaries, bonuses and grants of awards under, and administration of, our equity incentive plans.  The compensation committee, among other things, reviews and recommends to the board of directors employees to whom awards will be made under our equity incentive plans, determines the number of options to be awarded, and the time, manner of exercise and other terms of the awards. The compensation committee was established on October 26, 2009,  did not hold any meetings during the 2009 fiscal year and will elect a chairman at its next meeting. We have not used any third parties to advise us on any compensation matters.  The responsibilities of the compensation committee, as approved by the board of directors, are set forth in the compensation committee charter, a copy of which is included as Exhibit 99.2 of our Form 8-K filed with the SEC on October 28, 2009.

Nominating and Governance Committee. The nominating and governance committee was formed: (1) to assist the board of directors by identifying individuals qualified to become board members, and to recommend for selection by the board of directors the director nominees to stand for election for the next annual meeting of our stockholders; (2) to recommend to the board of directors director nominees for each committee of the board of directors; (3) to oversee the evaluation of the board of directors and management, and (4) to develop and recommend to the board of directors a set of corporate governance guidelines and enhancements to the Code of Business Conduct and Ethics.   The responsibilities of the nominating and governance committee, as approved by the board of directors, are set forth in the nominating and governance committee charter, a copy of which is included as Exhibit 99.3 of our Form 8-K filed with the SEC on October 28, 2009.

NYSE Amex rules require director nominees to be either selected, or recommended for the board of directors’ selection, either by a majority of our independent directors or our nominating and governance committee.  The nominating and governance committee is responsible for selecting those individuals to recommend to the entire board of directors for election to the board.  The committee will consider candidates for directors proposed by security holders.  The nominating and governance committee’s policy is to  accept written submissions that include the name, address and telephone number of the proposed nominee, along with a brief statement of the candidate’s qualifications to serve as a director.  If the proposed nominee is not the security holder submitting the name of the candidate, a letter from the candidate agreeing to the submission of his or her name for consideration should be provided at the time of submission.  If the committee believes it to be appropriate, committee members may meet with the proposed nominee before making a final determination whether to recommend the individual as a nominee to the entire board of directors to stand for election to the board.

The nominating and governance committee identifies director nominees through a combination of referrals, including by management, existing board members and security holders, and direct solicitations, where warranted. Once a candidate has been identified the nominating and governance committee reviews the individual’s experience and background, and may discuss the proposed nominee with the source of the recommendation.

Among the factors that the committee considers when evaluating proposed nominees are their knowledge and experience in business matters, finance, capital markets and mergers and acquisitions.  The committee may request references and additional information from the candidate prior to reaching a conclusion.  The committee is under no obligation to formally respond to recommendations, although as a matter of practice, every effort is made to do so.

The nominating and governance committee received no security holder recommendations for nomination to the board of directors in connection with the annual meeting of stockholders. Messrs. Yao, Zhao, Pang, Ma and Thomson are incumbent directors standing for reelection .

The nominating committee was established on October 26, 2009 and did not hold any meetings during the 2009 fiscal year.

DIRECTOR COMPENSATION

The board of directors' general policy on director compensation is that compensation for non-employee directors should consist of cash and a combination of cash and equity based compensation. The following table summarizes the compensation paid by us to our directors during the 2009 fiscal year.

Director Compensation Table for the 2009 Fiscal Year(1)

Name	Fees Earned or Paid in Cash ($)	Stock Awards ($)	Total ($)
Kexuan Yao(2)	$-	$-	$-
Weigang Zhao(2)	$-	$-	$-
Tao (“Tom”) Pang(3)	$-	$-	$-
Heping Ma(3)	$-	$-	$-
William Thomson(3)	$-	$-	$-

(1)
No members of the board of directors received compensation in the form of option awards, Non-Equity Incentive Plan Compensation, Nonqualified Deferred Compensation Earnings, or any other forms of Compensation in excess of the $10,000 in the aggregate in the 2009 fiscal year.

(2)
In accordance with our board of directors' general policy directors who are full time employees (Messrs. Yao and Zhao) are not paid for board service in addition to their regular employee compensation.

(3)	Appointed as a director effective October 26, 2009. Compensation award discussed below is effective on January 1, 2010.

On October 26, the board of directors approved the following compensation for non-employee directors (currently all directors other than Messrs. Yao and Zhao) Messrs. Pang and Ma the sum of RMB 100,000 (approximately US $15,500) per year for the period beginning on January 1, 2010 through December 31, 2010 payable RMB 25,000 on March 31, 2010, RMB 25,000 on June 30, 2010, RMB 25,000 September 30, 2010 and RMB 25,000 December 31, 2010. We agreed to pay Mr. Thomson the sum of $20,000 in cash and 6,250 shares of our restricted common stock for the period beginning on January 1, 2010 through December 31, 2010.  The restricted stock will vest 25% on March 31, 2010, 25% on June 30, 2010, 25% on September 30, 2010 and 25% on December 31, 2010.  The restricted stock vests only if Mr. Thomson is still a director of our company on the vesting date (with limited exceptions), and the shares are eligible for the payment of dividends, if the board of directors were to declare dividends on our common stock. The grant of restricted stock is made in addition to Mr. Thomson’s annual cash retainer.  All expenses incurred on our behalf by a director are eligible for full reimbursement.

AUDIT COMMITTEE REPORT

Report of the Audit Committee of the board of directors

The audit committee provides assistance to the board of directors in fulfilling its oversight responsibilities relating to our corporate accounting and reporting practices toward assurance of the quality and integrity of our consolidated financial statements.  The purpose of the audit committee is to serve as an independent and objective party to monitor our financial reporting process and internal control system; oversee, review and appraise the audit activities of our independent registered public accounting firm and internal auditing function, maintain complete, objective and open communication between the board of directors, the independent accountants, financial management, and the internal audit function.

Our independent registered public accounting firm reports directly to the audit committee and the audit committee is solely responsible to appoint or replace our independent registered public accounting firm, and to assure its independence and to provide oversight and supervision thereof.  The audit committee determines compensation of the independent registered public accounting firm and has established a policy for approval of non-audit related engagements awarded to the independent registered public accounting firm. Such engagements must not impair the independence of the registered public accounting firm with respect to our company as prescribed by the Sarbanes-Oxley Act of 2002; thus payment amounts are limited and non-audit related engagements must be approved in advance by the audit committee.  The audit committee determines the extent of funding that we must provide to the audit committee to carry out its duties, and has determined that such amounts were sufficient in the 2009 transition period.

With respect to the fiscal year ended December 31, 2009, in addition to its other work, the audit committee:

•	Reviewed and discussed with management our audited consolidated financial statements as of December 31, 2009 and the year then ended;
•
Discussed with Li & Company, PC  the matters required to be discussed by Statement on Auditing Standards No. 61, “Communication with Audit Committees”, as amended, with respect to its review of the findings of the independent registered public accounting firm during its examination of our financial statements;

•
Received from Li & Company, PC written affirmation of its independence as required by the Independence Standards Board Standard No. 1, “Independence Discussions with Audit Committees”. In addition, the audit committee discussed with Li & Company, PC its independence and determined that the provision of non-audit services was compatible with maintaining auditor independence; and

•	Reviewed and discussed with management our audited consolidated financial statements as of December 31, 2009 and the year then ended.

The audit committee recommended, based on the review and discussion summarized above, that the board of directors include the audited consolidated financial statements in the 2009 Form 10-K for the fiscal year ended December 31, 2009 for filing with the SEC.

Audit Committee of the board of directors of China Armco Metals, Inc.
William Thomson, Chairman
April 30, 2010	Tao (“Tom”) Pang
Heping Ma

Information About Auditors

The audit committee of the board of directors has appointed Li & Company, PC as the independent registered public accounting firm to conduct the audit of our consolidated financial statements for the 2009 fiscal year and to report on our consolidated balance sheets, statements of income and other related statements.  Li & Company, PC has served as our independent registered public accounting firm since May 2008.  The audit committee charter includes the procedures for pre-approval of all fees charged by our independent registered public accounting firm.  Under the procedure, the audit committee of the board of directors approves the engagement letter with respect to audit, tax and review services.  Other fees are subject to pre-approval by the audit committee.  The audit and audit-related fees paid to the auditors with respect to the 2009 fiscal year were pre-approved by the audit committee of the board of directors.

Fees and Services

The following table shows the fees that were billed for the audit and other services provided by Li & Company, PC for the years ended December 31, 2009 and 2008 .

	2009	2008
Audit Fees	$97,500	$92,500
Audit-Related Fees	-	-
Tax Fees	5,000	2,500
All Other Fees	-	-
Total	$102,500	$95,000

Audit Fees – This category includes the audit of our annual financial statements, review of financial statements included in our quarterly reports and services that are normally provided by the independent registered public accounting firm in connection with engagements for those years and services that are normally provided by our independent registered public accounting firm in connection with statutory audits and SEC regulatory filings or engagements.

Audit-Related Fees – This category consists of assurance and related services by the independent registered public accounting firm that are reasonably related to the performance of the audit or review of our financial statements and are not reported above under “Audit Fees”.

Tax Fees – This category consists of professional services rendered by our independent registered public accounting firm for tax compliance and tax advice.  The services for the fees disclosed under this category include tax return preparation and technical tax advice.

All Other Fees – This category consists of fees for other miscellaneous items.

Pre-Approval Policies and Procedure for Audit and Permitted Non-Audit Services

The audit committee has developed policies and procedures regarding the approval of all non-audit services that are to be rendered by our independent registered public accounting firm, as permitted under applicable laws, and the corresponding fees for such services. In situations where the full audit committee is unavailable to pre-approve any permitted non-audit services to be rendered by our independent registered public accounting firm: (i) our chief executive officer will evaluate the proposed engagement to confirm that the engagement is not prohibited by any applicable rules of the SEC or NYSE Amex, (ii) following such confirmation by the chief executive officer , the chairperson of the audit committee will determine whether we should engage our independent registered public accounting firm for such permitted non-audit services and, if so, negotiate the terms of the engagement with our independent registered public accounting firm, and (iii) the chairperson of the audit committee will report to the full audit committee at its next regularly scheduled meeting about any engagements of our independent registered public accounting firm for permitted non-audit services that have been approved by the chairperson. Alternatively, after confirmation by the chief executive officer, the full committee may pre-approve engagements of our independent registered public accounting firm at audit committee meetings.

All audit services and non-audit services and all fees associated with such services performed by our independent registered public accounting firm in the 2009 and 2008 fiscal years were approved by our chief executive officer because the audit committee was not established until October 26, 2009.  Consistent with these policies and procedures, all future audit services and non-audit services and all fees associated with such services performed by our independent registered public accounting firm will be approved by the chairperson of the audit committee and ratified by the audit committee or approved by the full audit committee.

EXECUTIVE COMPENSATION

Summary Compensation Table

The following table summarizes all compensation recorded by us in the last two fiscal years for:

•	our principal executive officer or other individual serving in a similar capacity; and

•
our two most highly compensated executive officers other than our principal executive officer who were serving as executive officers at December 31, 2009 as that term is defined under Rule 3b-7 of the Securities Exchange Act of 1934, whose compensation exceed $100,000; and

•	up to two additional individuals for whom disclosure would have been required but for the fact that the individual was not serving as an executive officer at December 31, 2009.

For definitional purposes these individuals are sometimes referred to as the “named executive officers”.  The value attributable to any stock or option awards is computed in accordance with ASC Topic 718.  None of our named executive officers received compensation in the form of Non-Equity Incentive Plan Compensation, Nonqualified Deferred Compensation Earnings, or any other forms of Compensation in excess of the $10,000 in the aggregate in 2009 and 2008.  The amounts reflected in columns (e) represent the dollar amount recognized for financial statement reporting purposes with respect to 2009 and 2008 for the grant date fair value of securities granted in each respective year in accordance with ASC Topic 718. Pursuant to SEC rules, the amounts shown exclude the impact of estimated forfeitures related to service-based vesting conditions.  These amounts reflect our accounting expense for these awards, and do not correspond to the actual value that may be realized upon exercise or vesting.

Name and principal position (a)	Year (b)	Salary ($) (c)	Bonus ($) (d)	Stock Awards ($) (e)	Option Awards ($) (f)	All Other Compensation (i)	Total ($)
Kexuan Yao, Chief Executive Officer and Director (1)	2009	$72,242	10,777	656,000	-	848	$739,867
	2008	$74,285	-	-	-	-	$74,285-

Fengtao Wen, Chief Financial Officers (2)	2009	$42,480	-	-	-	1,374	$43,854
	2008	$20,150	-	-	-		$20,150

Weigang Zhao, Vice General Manager of Armet Lianyungang and Director	2009	$13,258				1,359	14,617

Outstanding Equity Awards at Year End

The following table provides information concerning unexercised options, stock that has not vested and equity incentive plan awards for each named executive officer outstanding at December 31, 2009:

	OPTION AWARDS					STOCK AWARDS
Name (a)	Number of Securities Underlying Unexercised options (#) (b)	Equity Incentive Plan Awards: Number of Securities Underlying Unexercised Unearned Options (#) (c)	Equity Incentive Plan Awards: Number of Securities Underlying Unexercised Unearned Options (#) (d)	Option Exercise Price ($) (e)	Option Expiration Date (f)	Number of Shares or Units of Stock that have not Vested (#) (g)(1)	Market Value of Shares or Units of Stock that have not Vested ($) (h)(2)	Equity Incentive Plan Awards: Number of Unearned Shares, Units or Other Rights that have not Vested (#) (i)	Equity Incentive Plan Awards: Market or Payout Value of Unearned Shares, Units or other Rights that have not Vested ($) (j)(2)
Kexuan Yao	-	-	-	-	-	200,000(3)	$634,000	200,000	$634,000
Fengtao Wen	-	-	-	-	-	-	-	-	-
Weigang Zhao	-	-	-	-	-	-	-	-	-

(1)	This column reflects the number of shares of our restricted common stock awarded to the respective named executive officer that had not yet vested as of December 31, 2009.
(2)	Determined based on the closing market price of our common stock on December 31, 2009, the last trading day in fiscal year ended December 31, 2009, of $3.17 per share.
(3)
Number of shares reflects 200,000 shares of restricted common stock which vest 66,667 shares on December 15, 2010, 66,667 shares on December 15, 2011 and 66,666 shares on December 15, 2012 if Mr. Yao is our employee at the time of vesting.

Executive Employment Agreements and Narrative Regarding Executive Compensation

Kexuan Yao

On December 18, 2008, we entered into an employment agreement with Mr. Yao, our Chief Executive Officer and Chairman of the Board of Directors, for a term of thirty-six (36) months commencing January 1, 2009.  The employment agreement stipulates that Mr. Yao will receive a base salary at the annual rate of $73,000 and will be eligible to receive interim and/or annual bonuses as may be determined by our Board of Directors.  In addition, Mr. Yao will receive certain allowances for automobile use, meals and other benefits provided by us.

On October 26, 2009, we awarded 200,000 shares of our restricted common stock pursuant to our 2009 Stock Incentive Plan to Mr. Yao.   The shares awarded to Mr. Yao vest 66,667 shares on December 15, 2010, 66,667 shares on December 15, 2011 and 66,666 shares on December 15, 2012. For accounting  purposes, we will recognize as compensation expense the approximately $634,000 associated with this restricted stock award over the three year vesting period.

Mr. Yao’s December 18, 2008 employment agreement and October 26, 2009 restricted stock award was approved by our board of directors when there were no independent directors on the board. Accordingly, Mr. Yao and other members of management who were also board members in 2008, each had significant influence over the terms and conditions of Mr. Yao’s employment agreement.

Other Executive Officers

The compensation of our Chief Financial Officer is determined by our Chief Executive Officer and board of directors who considered a number of factors in determining his compensation including the scope of his duties and responsibilities to our company and the time devoted to our business. Our Chief Executive Officer or board of directors did not consult with any experts or other third parties in fixing the amount of compensation for our Chief Financial Officer.

Securities Authorized for Issuance under Equity Compensation Plans

The following table sets forth securities authorized for issuance under any equity compensation plans approved by our stockholders as well as any equity compensation plans not approved by our stockholders as of December 31, 2009.

	Number of securities to be issued upon exercise of outstanding options, warrants and rights (a)	Weighted average exercise price of outstanding options, warrants and rights (b)	Number of securities remaining available for future issuance under equity compensation plans (excluding securities reflected in column (a) (c)
Plan category
Plans approved by our stockholders:

Plans not approved by stockholders:
2009 Stock Incentive Plan (1)	-	-	1,000,000

(1)
For a description of each of the Plans and stock options listed in this table, see “Note 12 - Stockholders' Equity – Stock incentive plan” to the consolidated financial statements in our Form 10-K for the fiscal year ended December 31, 2009, as filed with the SEC.

PRINCIPAL STOCKHOLDERS

At April 19, 2010 we had 12,609,280 shares of common stock issued and outstanding. The following table sets forth information known to us as of April 19, 2010 relating to the beneficial ownership of shares of our common stock by:

•	each person who is known by us to be the beneficial owner of more than 5% of our outstanding common stock;
•	each director and nominee;
•	each named executive officer; and
•	all named executive officers and directors as a group.

Name and Address of Beneficial Owner(1)	Amount and Nature of Beneficial Ownership(2)	Percentage of Class(2)
Kexuan Yao(3)	7,500,000	55.1%
Weigang Zhao(4)	10,000	*
Fengtao Wen(5)	8,000	*
Tao (“Tom”) Pang	-	-
Heping Ma	-	-
William Thomson(6)	6,250	*
All directors and executive officers as a group (five persons)	7,524,250	55.3%

         *represents less than 1%

(1)	Except as otherwise noted below, the address of each of the persons shown in the above table is c/o China Armco Metals, One Waters Park Drive Suite 98, San Mateo, California 94403.

(2)
Includes, where applicable, shares of common stock issuable upon the exercise of options to acquire common stock held by such person that may be exercised within 60 days after April 19, 2010. Also includes unvested shares of restricted stock as to which such person has voting power but no dispositive power. Unless otherwise indicated, we believe that all persons named in the table above have sole voting power and/or investment power with respect to all shares of common stock beneficially owned by them.

(3)
The number of shares beneficially owned by Mr. Yao, our Chief Executive Officer, includes 6,300,000 shares of common stock presently outstanding, 200,000 shares of restricted common stock awarded pursuant to our 2009 Stock Incentive Plan which vest 66,667 shares on December 15, 2010, 66,667 shares on December 15, 2011 and 66,666 shares on December 15, 2012 and 1,000,000 shares underlying an option to purchase shares at $5.00 per share expiring on June 27, 2010.

(4)
The number of shares beneficially owned by Mr. Zhao, Vice General Manager of Armet Lianyungang and a director, includes 5,000 shares of common stock presently outstand and 5,000 shares underlying warrants to purchase our common stock at $5.00 per share expiring on July 31, 2013.

(5)
The number of shares beneficially owned by Mr. Wen, our Chief Financial Officer, includes 4,000 shares of common stock presently outstand and 4,000 shares underlying warrants to purchase our common stock at $5.00 per share expiring on July 31, 2013.

(4)
The number of shares beneficially owned by Mr. Thomson includes 6,250 shares of our restricted common stock awarded pursuant to our 2009 Stock Incentive Plan which will vest 25% on March 31, 2010, 25% on June 30, 2010, 25% on September 30, 2010 and 25% on December 31, 2010.

CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

From time to time we engage in transactions with related parties.  The following is a summary of the related party transactions reflected on our consolidated balance sheet at December 31, 2009 and Note 12 to our consolidated financial statements for the fiscal year ended December 31, 2009.

Operating lease from Chairman, CEO and Stockholder

On January 1, 2006, Henan entered into a non-cancellable operating lease for its 176.37 square meter commercial office space in the City of Zhengzhou, Henan Province, PRC from Chairman, Chief Executive Officer and stockholder of the company for RMB10,000 per month, which expired on December 31, 2008 and has been extended through December 31, 2011.  Total lease payments for the year ended December 31, 2009 and 2008 amounted to RMB120,000 per year (equivalent to $17,542 and $17,272, respectively).  Future minimum lease payments required under the non-cancelable operating lease are RMB120,000 per year (equivalent to $17,542 at December 31, 2009) for 2010 through 2011.

Our principal executive offices in the U.S. are located at One Waters Park Drive, Suite 98, San Mateo, CA 94403.  We pay rent of $1,000.00 per month to occupy a portion of this 905 square foot office pursuant to a sublease agreement with Prime Armet Group, Inc., a company owned by Kexuan Yao, our Chief Executive Officer.  The sublease for this office expires on September 30, 2012.

Advances from stockholder

Advances from stockholder at December 31, 2009 and 2008 consisted of the following:

	December 31, 2009	December 31, 2008
Advances from chairman, chief executive officer and stockholder	$35,475	$236,595

The advances bear no interest and have no formal repayment terms.

Related Person Transaction Policy

On October 26, 2009, our board of directors adopted a written Related Person Transaction Policy that requires the board of directors or audit committee to approve or ratify transactions between our company or one or more of our subsidiaries and any related person involving an amount in excess of $120,000. Under the Related Person Transaction Policy, the board of directors or audit committee will review the relevant facts of the proposed transaction and the interest of the related person in the transaction, and either approve or reject the proposed transaction. If a related person transaction that has not been previously approved or previously ratified is discovered, that transaction will be presented to the board of directors or audit committee for ratification. No director can participate in the deliberation or approval of any related person transaction in which such director is the related person.

For purposes of the Related Person Transaction Policy, a "related person" means (i) any director or executive officer of ours, (ii) any nominee for director, (iii) any 5% beneficial owner of our common stock, (iv) any immediate family member of a director, nominee for director, executive officer or 5% beneficial owner of our common stock, and (v) any firm, corporation, or other entity in which any of these persons is employed or is a partner or principal or in a similar position, or in which such person has a 10% or greater beneficial ownership interest. The Related Person Transaction Policy will provide that the following types of transactions are deemed to be pre-approved under the policy: (1) transactions that are available to related persons on the same terms as such transactions are available to all employees generally; (2) compensation or indemnification arrangements of any executive officer, other than an individual who is an immediate family member of a related person, if such arrangements have been approved by the board of directors or the compensation committee; (3) transactions in which the related person's interest derives solely from his or her ownership of less than 10% of the equity interest in another person (other than a general partnership interest) that is a party to the transaction; (4) transactions in which the related person's interest derives solely from his or her ownership of a class of our equity securities and all holders of that class of equity securities received the same benefit on a pro rata basis, (5) director compensation arrangements, if such arrangements have been approved by the board of directors or the nominating and corporate governance committee; and (6) any other transaction which is not required to be disclosed as a "related person transaction" under applicable securities regulations. The Related Person Transaction Policy defines the term "immediate family member" to mean any child, stepchild, parent, stepparent, spouse, sibling, mother-in-law, father-in-law, son-in-law, daughter-in-law, brother-in-law, or sister-in-law of a director, nominee for director, executive officer, or 5% beneficial owner of our common stock, and any person (other than a tenant or employee) sharing the household of such director, nominee for director, executive officer, or 5% beneficial owner.

MATTERS TO BE CONSIDERED AT THE ANNUAL MEETING

PROPOSAL 1

ELECTION OF DIRECTORS

Nominees for the board of directors

The board of directors, upon recommendation by the nominating and corporate governance committee, proposes the election of the following five individuals to serve on its board of directors for a term of one year. These nominees include current board members Messrs. Yao, Zhao, Pang, Ma and Thomson who are standing for reelection.    In the event one or more of the nominees is unable or unwilling to serve as a director, the individual named as proxy on the proxy card will vote the shares that he represents for election of such other person or persons as the board of directors may recommend.  The board has no reason to believe that any of the nominees will be unable or unwilling to serve.

The following is information about each nominee, including biographical data for at least the last five years. Should one or more of these nominees become unavailable to accept nomination or election as a director, the individual named as proxy on the enclosed proxy card will vote the shares that he represents for the election of such other persons as the board of directors may recommend.

The board of directors adheres to corporate governance principles designed to assure the continued vitality of the board of directors and excellence in the execution of its duties. The board of directors is responsible for supervision of the overall affairs of the company. Following the annual meeting, the board of directors will consist of five directors. Four of directors are citizens of the Peoples Republic of China and one a citizen of Canada. The term of each director continues until the next annual meeting or until their successors are elected.  The names of the nominees for our board of directors and information about them are set forth below. There are no family relationship between any of the executive officers and directors.

Kexuan Yao.  Mr. Yao, age 38  was appointed as our Chairman of the Board of Directors and Chief Executive Officer in June 2008 in connection with our purchase of Armco & Metawise.  Mr. Yao has served as the Chairman and General Manager of Armco & Metawise since its inception in 2001.  From 1996 to 2001, Mr. Yao served as the General Manager of the Tianjian Branch for Zhengzhou Gaoxin District Development Co., Ltd.  Mr. Yao received a bachelor’s degree from Henan University of Agriculture in 1996.  Our board of directors believes Mr. Yao should be reelected for an additional term as a member of our board as a result of  his experience in the metal ore business and his experience and success in operating Armco & Metawise.

Weigang Zhao.  Mr. Zhao, age 30 was appointed as a member of our Board of Directors in June 2008 in connection with our purchase of Armco & Metawise.  Mr. Zhao has served as the Vice General Manager of Armet Lianyungang since 2007.  From 2005 through 2006 Mr. Zhao served as a manager in the supply department at Henan Anyang Steel Co., Ltd.  From 2003 through 2004 Mr. Zhao served as the marketing manager at Sinotrans Henan Co., Ltd.  Mr. Zhao graduated with a bachelor’s degree in Economics from Henan College of Finance and Economics in 2002. Our board of director believes Mr. Zhao should be reelected for an additional term as a director as a result of his experience in the steel industry.

Tao Pang, age 42, is the incumbent Branch Manager of Bank of China in the Lianyungang Economic and Technological Development Zone in Lianyungang City branch, Jiangsu Province of China. Mr. Pang has been working for Bank of China since July 1993, where he has been the Secretary to the Branch Manager in Liangyungang branch, Branch Office Manager, and President of Xinpu branch successively before he was promoted to the current position in January 2008. From September 1988 to July 1993, Mr. Pang taught at Jiangsu Province Haizhou Normal College. Mr. Pang has expertise in import and export trading settlements, business loans, personal loans, and stock exchange. Mr. Pang has been certified as Senior Financial Managerial Talent by Bank of China and a member of Outstanding Talent Bank and Reserve Talent Bank of Jiangsu Branch of Bank of China. Mr. Tao obtained a Masters Degree in Economic and Management in June 2004 and a Bachelors Degree in Chinese Language and Literature from Educational University of Jiangsu Province in June 1993. Our board of directors believe that Mr. Pan, one of our three independent directors, should be reelected for an additional term as a director based upon his successful track record in banking and finance.  His experience in commercial banking in China, assist our board in evaluating our capital needs and identifying potential sources of capital.

Heping Ma, age 55, is a co-founder and serves as Chairman of Henan Chaoyang Steel Co., Ltd since the company was founded in July 2003. From 2001 until 2003, Mr. Ma served as the Chairman of Henan Xintai Aluminum Industry Co., Ltd. From 1993 until 2003, Mr. Ma was the Chairman of Zhengzhou Great Wall Cables Plant.  Mr. Ma obtained an Associates Degree in Metallurgical Industry in July 1978 from the Metallurgical Industry School of Henan Province.  Our board of directors believe that Mr. Ma, one of our three independent directors, should be reelected for an additional term as a director based upon his industry operational experience.

William Thomson, age 68, has been the president of Thomson Associates, Inc., a leading merchant banking and crisis management company, since 1978.  During the past 10 years, Mr. Thomson sits on the board of directors of the following publicly-listed companies: China Automotive Systems, Inc. since 2005, Score Media, Inc. since 2004, and Asia Bio-Chem Group Co. since 2008, Ltd.  During the past 10 years, Mr. Thomson was previously on the board of directors of the following public companies: Atlast Pain & Injury Solutions, Inc. from 2006 to 2009, Industrial Minerals, Inc. from March 2007 to June 2009, JITE Technologies, Inc. from June 2006 to February 2007,  Maxus Technology Corporation from February 2004 to 2009, Med-Emerg International, Inc. from February 1998 to May 2004 and Open EC Technologies from November 2005 to February 2010. Mr. Thomson received his Bachelors’ Degree in Business Commerce from Dalhousie University in 1961, and became a Chartered Accountant affiliated with Institute of Chartered Accountants in 1963.  Mr. Thomson, one of our three independent directors, is also chairman of the audit committee.  Our board of directors believe Mr. Thomson’s professional qualifications as a chartered accountant as well as his experience in finance, corporate governance and development and business operations will bring valuable insights to the board into our business operations, financing and corporate governance.

In addition to the each of the individual skills and background described above, the board also concluded that each of these individuals will continue to provide knowledgeable advice to our other directors and to senior management on numerous issues facing our company and on the development and execution of our strategy.

THE BOARD OF DIRECTORS RECOMMENDS A VOTE “FOR” ELECTION OF THE DIRECTOR NOMINEES.

PROPOSAL 2

RATIFICATION OF THE APPOINTMENT OF LI & COMPANY, PC

The audit committee has appointed Li & Company, PC as our independent registered public accounting firm to audit the consolidated financial statements of China Armco Metals, Inc. and its subsidiaries for the fiscal year ending December 31, 2010. Representatives of Li & Company, PC will be present at the annual meeting and will have an opportunity to make a statement or to respond to appropriate questions from stockholders. Although stockholder ratification of the appointment of our independent auditor is not required by our Bylaws or otherwise, we are submitting the selection of Li & Company, PC to our stockholders for ratification to permit stockholders to participate in this important corporate decision.  If not ratified, the audit committee will reconsider the selection, although the audit committee will not be required to select a different independent auditor for our company.

THE BOARD OF DIRECTORS RECOMMENDS A VOTE “FOR” RATIFICATION OF LI & COMPANY, PC AS THE INDEPENDENT REGISTERED ACCOUNTING FIRM OF CHINA ARMCO METALS

OTHER MATTERS

As of the date hereof, there are no other matters that we intend to present, or have reason to believe others will present, at the annual meeting.  If, however, other matters properly come before the annual meeting, the accompanying proxy authorizes the person named as proxy or his substitute to vote on such matters as he determines appropriate.

DISSENTER’S RIGHTS

Under Nevada law there are no dissenter’s rights available to our stockholders in connection with either the election of our board of directors or the ratification of the appointment of our registered public accounting firm.

ANNUAL REPORT ON FORM 10-K

As required, we have filed our 2009 Form 10-K with the SEC. Stockholders may obtain, free of charge, a copy of the 2009 Form 10-K by writing to us at One Waters Park Drive, Suite 98, San Mateo, CA  94403, Attention: Corporate Secretary, or from our website, www.armcometals.com.

HOUSEHOLDING OF PROXY MATERIALS

The SEC has adopted rules that permit companies and intermediaries such as brokers to satisfy delivery requirements for proxy statements with respect to two or more stockholders sharing the same address by delivering a single proxy statement addressed to those stockholders. This process, which is commonly referred to as “householding,” potentially provides extra convenience for stockholders and cost savings for companies. We and some brokers household proxy materials, delivering a single proxy statement to multiple stockholders sharing an address unless contrary instructions have been received from the affected stockholders. Once you have received notice from your broker or us that they are or we will be householding materials to your address, householding will continue until you are notified otherwise or until you revoke your consent. If, at any time, you no longer wish to participate in householding and would prefer to receive a separate proxy statement, or if you currently receive multiple proxy statements and would prefer to participate in householding, please notify your broker if your shares are held in a brokerage account or us if you hold registered shares. You can notify us by sending a written request to China Armco Metals, Inc., One Waters Park Drive, Suite 98, San Mateo, CA  94403 Attention: Corporate Secretary, or by faxing a communication to (650) 212-7630.

PROPOSALS OF STOCKHOLDERS

As of the date of this proxy statement, we had not received notice of any stockholder proposals for the 2010 annual meeting described herein and proposals received subsequent to the date of this proxy statement will be considered untimely. For a stockholder proposal to be considered for inclusion in our proxy statement for the 2011 annual meeting, the Corporate Secretary must receive the written proposal at our principal executive offices no later than the deadline stated below. Such proposals must comply with SEC regulations under Rule 14a-8 regarding the inclusion of stockholder proposals in company-sponsored proxy materials.  Proposals should be addressed to:

China Armco Metals, Inc.
Attention: Xing (Wayne) Wu, Corporate Secretary
One Waters Park Drive
Suite 98
San Mateo, California 94403
Tel: 650.212.7620
Fax: 650.212.7630

Under Rule 14a-8, to be timely, a stockholder’s notice must be received at our principal executive offices not less than 120 calendar days before the date of our proxy statement release to stockholders in connection with the previous year’s annual meeting.  However, if we did not hold an annual meeting in the previous year or if the date of this year’s annual meeting has been changed by more than 30 days from the date of the previous year’s annual meeting, then the deadline is a reasonable time before we begin to print and send our proxy materials. Therefore, stockholder proposals intended to be presented at the 2011 annual meeting must be received by us at our principal executive office no later than December 31, 2010 in order to be eligible for inclusion in our 2011 proxy statement and proxy relating to that meeting.  Upon receipt of any proposal, we will determine whether to include such proposal in accordance with regulations governing the solicitation of proxies.

WHERE YOU CAN FIND MORE INFORMATION

This proxy statement refers to certain documents that are not presented herein or delivered herewith.  Such documents are available to any person, including any beneficial owner of our shares, to whom this proxy statement is delivered upon oral or written request, without charge. Requests for such documents should be directed to Corporate Secretary, China Armco Metals, Inc., One Waters Park Drive Suite 98, San Mateo, California (650)212-7620.  Please note that additional information can be obtained from our website at www.armcometals.com.

We file annual and special reports and other information with the SEC. Certain of our SEC filings are available over the Internet at the SEC’s web site at http://www.sec.gov.  You may also read and copy any document we file with the SEC at its public reference facilities:

Public Reference Room Office
100 F Street, N.E.
Room 1580
Washington, D.C. 20549

You may also obtain copies of the documents at prescribed rates by writing to the Public Reference Section of the SEC at 100 F Street, N.E., Room 1580, Washington, D.C. 20549.  Callers in the United States can also call 1-202-551-8090 for further information on the operations of the public reference facilities.

BY ORDER OF THE BOARD OF DIRECTORS

/s/ Xing (Wayne) Wu
San Mateo, California April 30, 2010	Xing (Wayne) Wu, Secretary

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS ANNUAL MEETING OF STOCKHOLDERS – JULY 19, 2010 AT 2:00 PM
CONTROL ID:
PROXY ID:
PASSWORD:

The undersigned, a stockholder of China Armco Metals Inc. (the “Company”), hereby revoking any proxy heretofore given, does hereby appoint Xing (Wayne) Wu, Corporate Secretary, proxy with power of substitution, for and in the name of the undersigned to attend the Annual Meeting of Stockholders of the Company to be held at the Crowne Plaza Hotel, 1221 Chess Drive, Foster City, California 94404 on Monday July 19, 2010 at 2:00 P.M., Pacific Daylight time, or at any adjournment or postponement thereof, and there to vote, as designated below.

(CONTINUED AND TO BE SIGNED ON REVERSE SIDE.)

VOTING INSTRUCTIONS
If you vote by fax, please DO NOT mail your proxy card.

ABC HOLDER 400 MY STREET CHICAGO IL 60605
MAIL:	Please mark, sign, date, and return this Proxy Card promptly using the enclosed envelope.
FAX:	Complete the reverse portion of this Proxy Card and Fax to 202-521-3464.
INTERNET:	https://www.iproxydirect.com/CNAM

ANNUAL MEETING OF THE STOCKHOLDERS OF CHINA ARMCO METALS INC.		PLEASE COMPLETE, DATE, SIGN AND RETURN PROMPTLY IN THE ENCLOSED ENVELOPE. PLEASE MARK YOUR VOTE IN BLUE OR BLACK INK AS SHOWN HERE: 

PROXY SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

PROPOSAL 1		FOR ALL	AGAINST ALL	FOR ALL EXCEPT
	To elect a board of directors consisting of five members;				CONTROL ID:
	Kexuan Yao				PROXY ID:
	Weigang Zhao				PASSWORD:
	Tao (“Tom”) Pang			
	Heping Ma			
	William Thomson			
PROPOSAL 2		FOR	AGAINST	ABSTAIN
	To ratify the appointment of Li & Company, PC as our independent registered public accountants;			
MARK “X” HERE IF YOU PLAN TO ATTEND THE MEETING: 
MARK HERE FOR ADDRESS CHANGE □
New Address (if applicable):
THIS PROXY WILL BE VOTED AS DIRECTED. IF NO CONTRARY INSTRUCTION IS INDICATED, THE VOTE OF THE UNDERSIGNED WILL BE CAST “FOR” PROPOSALS 1 AND 2. IF ANY OTHER BUSINESS IS PRESENTED AT THE ANNUAL MEETING, THIS PROXY WILL BE VOTED BY THOSE NAMED IN THIS PROXY IN THEIR BEST JUDGMENT. AT THE PRESENT TIME, THE BOARD OF DIRECTORS KNOWS OF NO OTHER BUSINESS TO BE PRESENTED AT THE SPECIAL MEETING.

IMPORTANT: Please sign exactly as your name or names appear on this Proxy. When shares are held jointly, each holder should sign. When signing as executor, administrator, attorney, trustee or guardian, please give full title as such. If the signer is a corporation, please sign full corporate name by duly authorized officer, giving full title as such. If signer is a partnership, please sign in partnership name by authorized person.

Dated: ________________________, 2010

(Print Name of Stockholder and/or Joint Tenant)

(Signature of Stockholder)

(Second Signature if held jointly)